UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 13, 2008
------------------------------------------------   -----------------

                        PRESIDENTIAL REALTY CORPORATION
---------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

         DELAWARE                1-8594              13-1954619
----------------------------   ------------          ------------
(State or other jurisdiction   (Commission         (I.R.S. Employer
     of incorporation)          File Number)     Identification Number)

180 South Broadway, White Plains, New York            10605
-------------------------------------------           ------
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (914) 948-1300
--------------------------------------------------    --------------

                         No change since last Report
---------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
       Act (17CFR230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))





ITEM 1.01.     Entry into a Material Definitive Agreement.

         On October 13, 2008, Presidential Realty Corporation (the "Company") entered into Amendments to the Amended and Restated Employment Agreements with each of Jeffrey F. Joseph, Steven Baruch and Thomas Viertel (the "Amended Agreements"). The purpose of amending the existing employment agreements was to extend the term for one year, from December 31, 2011 to December 31, 2012. The Agreements continue to be terminable by the Company without cause on three years' prior notice. Jeffrey F. Joseph is the Chief Executive Officer, President and a Director of the Company. Steven Baruch is an Executive Vice President and a Director of the Company. Thomas Viertel is an Executive Vice President and the Chief Financial Officer of the Company.

         The foregoing summary description of the Amended Agreements are qualified in their entirety to the complete Amended Agreements filed as exhibits to this Form 8-K.

         Jeffrey F. Joseph, Steven Baruch and Thomas Viertel are the owners of Pdl Partnership, a partnership that owns 198,735 shares of the Company's Class A Common Stock. As a result of the ownership of these shares by Pdl Partnership, together with the ownership of an aggregate of 27,601 additional shares of Class A Common Stock individually by such persons, Messrs. Joseph, Baruch and Viertel have beneficial ownership of an aggregate of approximately 48% of the outstanding Class A Common Stock of the Company, which class of stock is entitled to elect two-thirds of the Board of Directors of the Company. By reason of such beneficial ownership, Messrs. Joseph, Baruch and Viertel are in a position substantially to control elections to the Board of Directors of the Company.

         All of the Amended Agreements and the Amendment referred to above were negotiated and approved by the members of the Compensation Committee of the Board of Directors of the Company, all of which Directors are Independent Directors pursuant to the rules of the American Stock Exchange.

ITEM  9.01     Financial Statements and Exhibits

         (d)   Exhibits

         99.1 Amendment to First Amendment to Amended and Restated Employment and Consulting Agreement dated October 13, 2008 between Presidential Realty Corporation and Jeffrey F. Joseph.

         99.2 Amendment to Amended and Restated Employment and Consulting Agreement, dated October 13, 2008, between Presidential Realty Corporation and Steven Baruch.

         99.3 Amendment to Amended and Restated Employment and Consulting Agreement, dated October 13, 2008, between Presidential Realty Corporation and Thomas Viertel.




                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 14, 2008                      PRESIDENTIAL REALTY CORPORATION

                                             By:     /s/ Jeffrey F. Joseph
                                                     ---------------------
                                                     Jeffrey F. Joseph
                                                     President